Investor Presentation Exhibit 99.1

Forward Looking Statements
FORWARD-LOOKING STATEMENTS:
Our presentation contains certain forward-looking statements. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They involve risks and uncertainties that could cause the company’s actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, our future production, revenues, income, capital spending, related general economic and market conditions, delinquency rates, trends for home prices, uncertainties related to acquisitions, including our ability to integrate the systems, procedures and personnel from other companies, as well as other risks discussed in the “Risk Factors” section within our Registration Statement on Form S-1, as amended, which has been filed with the U.S. Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.
NON-GAAP MEASURES:
Our presentation contains non-GAAP performance measures, such as our references to “adjusted net income”, “adjusted EPS”, and “adjusted net income per diluted share”. We believe these non-GAAP performance measures provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the
Company’s reported results under accounting principles generally accepted in the United States. In addition, our calculations of non-GAAP performance measures may be different from the calculations used by other companies and, therefore, comparability may be limited.  Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP performance measures to the most comparable GAAP measure.

• Recurring, fee-based income
stream
• Maintain relationships with
households for future
recapture opportunities
• Provide efficient financing
solution to correspondents to
offset the increasing industry
capital requirements
Stonegate Overview
Founded in 2005
Publically traded (NYSE: SGM) with a market capitalization of $391 million
(1)
Positioned to be a significant player in the emerging mortgage market
• Diversified platform (retail,
wholesale, mini-
correspondent, delegated
correspondent)
• Conduit to replenish and grow
MSRs at more attractive
returns than purchased MSRs
• Ability to source non-agency
product through each channel
Origination
Financing
Servicing

(1) As of February 20, 2014

Despite the continued contraction in industry
origination volume, Stonegate continued its
trend of origination volume growth
• Origination volume grew 2% over 3Q ‘13 and
70% over 4Q ’12
• Gain on sale margins increased 37 bps over
3Q ’13
(1)
Purchases are expected to increase 16%
(2)
in
2014, outpacing refinances for the first time
since the financial crisis
Stonegate Mortgage Origination Business
4
Origination Volume
($ in millions)
Retail
(Purchase as a % of Total Origination Volume)
(Q-o-Q % Change of Origination Volume)
…Leads to Increasing Originations
Focus on Purchase…
(2)
(2)
(1) Gain on mortgage loans held for sale as s percentage of origination volume
(2) Source: Freddie Mac, Fannie Mae and MBA as of January 2014.
164 150
194
153
132
357 396
402
422 417
878
1,353
1,489
1,766
1,833
$1,399
$1,900
$2,085
$2,341
$2,382
$2,058
$2,567
$2,800 $2,973 $2,987
$0
$600
$1,200
$1,800
$2,400
$3,000
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13
Correspondent Wholesale
Locks
10.0%
12.0%
2.0%
8.0%
(22.0)%
(27.0)%
2Q '13 3Q' 13 4Q' 13
SGM Industry
54%
73%
72%
31%
45%
50%
2Q '13 3Q' 13 4Q' 13
SGM Industry

$14
$12
$10
$8
$6
$4
$2
$0
3Q '12
4Q '12
1Q '13
2Q '13
3Q '13
4Q '13
Primary UPB Balance
WAC

$110
$100
$90
$80
$70
$60
$50
$100
$103
$95
$95
$106
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Servicing UPB grew 23% from 3Q ‘13 and 188% from 4Q ’12
As of 4Q’13, the 90+ day delinquency rate was 0.35% and the average CPR under 5%
Loan servicing fees grew 32% from 3Q ’13 and 261% from 4Q ‘12
Direct cost to service increased to $106 per loan due to the build out of Dallas servicing center; initiatives are in place to decrease the direct servicing costs by end of year 2014
Stonegate Mortgage Servicing Business
Direct Servicing Cost
5
($ in millions)
Annualized per loan direct cost to service Primary UPB Balance WAC
Direct Servicing Cost Servicing UPB and WAC
$2.9
$4.1
$5.8
$7.6
$9.7
$11.9
4.09%
3.88%
3.71%
3.73%
3.85%
3.66%

Number of NattyMac customers and commitments starting to accelerate
• Current commitments
(1)
total $254 million to 60 approved accounts
NattyMac Average Outstandings
Stonegate Mortgage Financing Business
NattyMac Customers
6
($ in millions)
(1) As of February 14, 2014
(2) Funded at least one loan through on a NattyMac warehouse line
(2)
2
1
1
3
6
11
19
0
5
10
15
20
25
30
35
40
45
June  2013 July 2013 Aug 2013 Sept 2013 Oct 2013 Nov 2013 Dec 2013
Approved Accounts
$1.9
$7.3
$25.1
–
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Oct '13 Nov '13 Dec '13
Active Accounts
7
12
20
27
30
39
Stonegate generated $2.2 million in net interest income in 4Q

NattyMac clients’ locks increase 52% on average three months after receiving a warehouse line compared to the three months average prior
NattyMac was the number 3 warehouse provider that Stonegate purchased loans from in
January, compared to number 7 in Q4
NattyMac Creates Sticky Business
7
Locks per Month
• Stonegate’s Net Cost of Origination
decreases as a higher percentage of
loans are funded through NattyMac.
• Annualized lock volume for NattyMac
clients is $38.7 million three months
after receiving a warehouse line,
compared to annual lock average of
$16.4 million for all correspondents in
2013.
$2,098
$2,204
$2,088
$2,292
$2,804
$2,698
$3,227
$1,500
$2,000
$2,500
$3,000
$3,500
Approval
Month -3
Approval
Month -2
Approval
Month -1
Approval
Month
Approval
Month 1
Approval
Month 2
Approval
Month 3

Stonegate as an Asset Manager
Numbers in BPS
Origination Financing & Sell Servicing
BOT Price/
Paid to TPO
Fee
Income
Total
Expenses
Sale
Proceeds
Finance
(1)
Net cost to
originate
Net servicing
strip
(2)
Unlevered
IRR
(3)
Retail (175) 40 (315) 400 11 (39) 25 37.8%
Wholesale (440) 35 (80) 400 11 (74) 25 15.4%
Prior Approved
(mini-correspondent)
(457) 25 (67) 400 19 (80) 25 13.5%
Delegated
Correspondent
(480) 15 (48) 400 19 (94) 25 9.9%
8
The origination or acquisition of Mortgage Servicing Rights (MSR’s) requires an investment of capital
• The external capital we have raised will all be used for the investment into MSR’s
• We are tasked with achieving the lowest cost basis into the MSR asset (least amount of capital to produce the highest UPB)
Originated MSR’s provide more attractive returns than purchased MSR’s
As an asset manager, Stonegate is also in a position to be a seller of MSR’s in order to raise capital to invest into newly originated, higher yielding assets
Note:  Represents an illustrative example.  This illustration uses assumptions that affect results shown, including assumptions that are based on factors that are beyond the Company’s control.  Actual results could differ from this illustration.
(1) Based on 200bps of spread.  Assumes retail and wholesale loans in warehouse for 20 days and prior approved and correspondent loans in warehouse for 35 days.
(2) Assumptions include 27 bps servicing strip, 4 bps of ancillary fees, and 6 bps of servicing expenses.
(3) Assumptions include 10% CPR, 38% tax rate, and 4.5% 30-year note.
(4) Assumptions include 8% interest rate, 7-year maturity, 1:1 debt to equity capital structure
Net Cost to Originate
(40.0)        (60.0)        (80.0)        (100.0)      (120.0)
5% 42.2% 26.5% 18.3% 13.3% 9.9%
10% 36.7% 21.3% 13.5% 8.7% 5.4%
15% 31.2% 16.3% 8.7% 4.2% 1.3%
Net Cost to Originate
(4)
(40.0)        (60.0)        (80.0)        (100.0)      (120.0)
5% 95.7% 58.7% 38.4% 25.0% 16.2%
10% 88.5% 51.6% 29.9% 15.5% 6.6%
15% 81.1% 43.6% 19.1% 2.0% (6.5%)
Prudent
Leverage

Stonegate is positioned to be a dominant player in the emerging mortgage market
Purchase Dominated
Market
The Emerging Mortgage Market
Return of Private Capital
9
Liquidity Provider
Shift from Banks to Non-
Banks
Banks are under constant regulatory pressure to cede mortgage banking capacity
NattyMac allows Stonegate to provide warehouse financing to
correspondents, a service typically offered by banks to grow wallet share
Purchases are expected to outpace refinances for the first time in 2014 since the financial crisis
Stonegate’s purchase percentage in FY’13 was 60% compared to 38% for the market
The mortgage market needs a secure liquidity provider given the increased capital requirements.
Stonegate has the ability to provide liquidity through NattyMac in the form of capital efficient warehouse lines or through tuck-in acquisitions
Private investors will require increased transparency and auditability when they return
“C3” provides a full auditable record from “borrower to bond” with historical performance

(1) Illustrative example of converting a correspondent to a “captive correspondent” as part of Stonegate’s retail platform.
Tuck-In Retail Acquisition Strategy
Strategy is to convert existing TPO’s to wholly owned subsidiaries
• Targets with annual origination volume of $400mm to $1bn are of interest
• Current pipeline of acquisitions targets in excess of $5B annual retail production
Provides Stonegate with:
• A “capital efficient” strategy to grow origination volume
• In a correspondent relationship, both buyer and seller must hold capital against the same asset. As a combined entity, capital will only need to be constrained once.
• Lower net cost to originate acquire MSR’s at more attractive multiples
YTD Originations: $374mm
Wallet Share: 30%
SGM Originations: $112mm
Net cost to originate: 100 bps
Correspondent Economics
(1)
YTD Originations: $374mm
Wallet Share: 100%
SGM Originations: $374mm
Net cost to originate: 40 bps
Retail Economics
(1)

Appendix 11

Income Statement

(In thousands, except per share data) Three Months Ended
Revenues 12/31/2013 9/30/2013 12/31/2012
Gains on mortgage loans held for sale 21,942 $         12,802 $         24,537 $
Changes in mortgage servicing rights valuation 2,773 2,099 –
Loan origination and other loan fees 5,589 5,640 3,605
Loan servicing fees 7,880 5,966 2,180
Interest income 5,661 5,359 2,099
Total revenues 43,845 $         31,866 $         32,421 $
Expenses
Salaries, commissions and benefits 23,871 $         16,477 $         11,534 $
General and administrative expense 8,059 6,131 3,277
Interest expense 3,454 3,297 2,505
Occupancy, equipment and communication 3,740 2,980 1,273
Impairment of mortgage servicing rights – – 6,176
Amortization of mortgage servicing rights – – 1,096
Provision for mortgage repurchases and indemnifications 610 – –
Depreciation and amortization expense 830 466 294
Loss on disposal of property and equipment 80 25 11
Total expenses 40,644 $         29,376 $         26,166 $
Income before income tax expense 3,201 $           2,490 $           6,255 $
Income tax expense 1,136 $           807 $               2,514 $
Net income 2,065 $           1,683 $           3,741 $
Less: preferred stock dividends - $                - $                (20) $
Net income attributable to common stockholders 2,065 $           1,683 $           3,721 $
Earnings per share
Basic 0.08 $              0.10 $              1.18 $
Diluted 0.08 $              0.10 $              0.38 $

Balance Sheet

(in thousands)
12/31/2013 12/31/2012
Assets
Cash and cash equivalents 43,104 $               15,056 $
Restricted cash 730 3,445
Mortgage loans held for sale, at fair value 683,080 218,624
Servicing advances 4,177 938
Derivative assets 19,673 11,989
Mortgage servicing rights 170,294 42,202
Property and equipment, net 12,640 4,026
Other Assets 56,191 13,326
Total assets 989,889 $            309,606 $
Liabilities and stockholders' equity
Secured borrowings/warehouse lines of credit 572,562 $            202,976 $
Operating lines of credit 6,499                     5,131
Accounts payable and accrued expenses 37,052                   18,606
Derivative liabilities 3,520                     1,787
Reserve for mortgage repurchases and indemnification 3,709                     1,917
Deferred income liabilities, net 28,379                   14,381
Other liabilities 30,667                   9,559
Total liabilities 682,388                254,357
Stockholders' equity
Preferred stock – 33,000
Common stock 264 35
Treasury Stock – (1,820)
Additional paid-in-capital 263,830 3,198
Retained earnings 43,407 20,836
Total stockholders' equity 307,501                55,249
Total liabilities and stockholders' equity 989,889 $            309,606 $

Non-GAAP Financial Reconciliation

Three Months Ended
(in thousands)
12/31/2013 9/30/2013 12/31/2012
Net income: 2,065 $                  1,683 $                  3,741 $
Adjust for:
Interest expense associated with term loan -                         -                         -
Changes in mortgage servicing rights valuation (5,169)                   (4,279)                   -
Impairment of mortgage servicing rights -                         -                         6,176
Stock-based compensation expense 837                         829                         6
Marketing/rebranding campaign -                         27                           -
Ramp-up and other non-recurring expenses 5,247                     799                         -
Crossline/Nationstar acquisition expenses 146                         -                         -
NattyMac acquisition expenses -                         -                         -
NattyMac bargain purchase -                         -                         -
Tax effect of adjustments (423)                       992                         (2,417)
Adjusted net income ¹
2,703 $                  51 $                        7,506 $
Adjusted net income per share $0.11 – $0.77
(1) Adjusted net income is a key performance metric used by management in evaluating the performance of our business.  In Q4 ’13, we revised our non-GAAP net income calculation to be more consistent with industry peers.  The revisions include removing the adjustment for the change in inventory/pipeline valuation and not adding back the MSR fair value adjustments associated with portfolio runoff.

Gain on Sale Economics
Gain on sale consists of cash and non-cash items:
• Cash gain on sale
• Direct Loan Expenses
• Loan loss reserve
• Capitalized MSR asset
• Pipeline/Inventory fair value
Gain on Sale Economics
15
($ in thousands) 12/31/2013 9/30/2013 12/31/2012
Cash GOS (12,731) $             (6,444) $               11,876 $
Capitalized MSR 32,716 $               31,597 $               16,220 $
Direct Loan Costs (4,265) $               (4,359) $               (2,576) $
Loan Loss Reserve (492) $                    (414) $                    (1,091) $
Pipeline/Inventory Chg in Valuation 6,135 $                  (7,577) $               (25) $
GAAP GOS-SGM Only 21,363 $               12,802 $               24,405 $
Crossline - GOS 580 $                      - $                      - $
Total GOS - Consolidated 21,943 $               12,802 $               24,405 $

Contact Information
Investor Relations Contact
Michael McFadden
Stonegate Mortgage
P: (317) 663-5904
michael.mcfadden@stonegatemtg.com
Media Contact
Whit Clay
Sloane & Company
P: (212) 446-1864
wclay@sloanepr.com
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